Cash and cash equivalents	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Cash and Cash Equivalents	Cash and cash equivalents

	$ million
	Dec 31, 2025	Dec 31, 2024
Cash	4,867	5,551
Short-term bank deposits	8,370	10,706
Money market funds, reverse repos and other cash equivalents	16,979	22,853
Total	30,216	39,110
In 2025, cash continued to be invested with an emphasis on capital preservation. Information about credit risk is presented in Note 26. Included in cash and cash equivalents at December 31, 2025, were amounts totalling $586 million (2024: $1,274 million) subject to currency controls or other legal restrictions.